SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 28, 2002


                         HEALTHY PLANET PRODUCTS, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code


                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)







                                                                 Page 1 of 2


Item 5. Other Events

As previously reported, Healthy Planet Products, Inc. ("Healthy Planet" or the "Company") received notice from the Staff of the American Stock Exchange ("Amex" or the "Exchange"), stating that the Company was below certain of the Exchange's continued listing standards. Specifically, Healthy Planet had fallen below: Section 1003(a)(i) with shareholders' equity of less than $2,000,000 and losses from continuing operations in two out of its three most recent fiscal years; Section 1003(a)(ii) with shareholders' equity of less than $4,000,000 and losses from continuing operations in three out of its four most recent fiscal years; and Section 1003(a)(iii) with shareholders' equity of less than $6,000,000 and losses from continuing operations in its five most recent fiscal years, as set forth the Amex Company Guide.

The Company was afforded the opportunity to submit a plan of compliance to the Exchange, which the Company submitted. On August 8, 2002, Healthy Planet received notice that the Amex Staff had determined that the Company's compliance plan did not make a reasonable demonstration of its ability to regain compliance with the listing standards by December 31, 2002 and that the Staff intended to proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration with Amex. The Amex Staff also informed the Company that it had fallen below an additional listing standard since the aggregate market value of the Company's shares publicly held was less than $1,000,000 for more than 90 consecutive days. The Company appealed that determination and requested a hearing before a committee of Amex.

As disclosed in its Form 10-QSB for the quarterly period ended June 30, 2002, it was unlikely that the Company would be able to maintain its Amex listing if it was not able to attract significant additional equity capital in the immediate future. Since the Company was not able to obtain such additional equity capital or to complete another transaction to achieve compliance with the continuing listing standards and the additional requirements of Amex within the specified time frame, it had no choice but to withdraw its appeal. As a result, the Company was notified that the Amex will suspend trading in the Company's common stock after the close of trading on October 28, 2002 and will proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on Amex. The Company's securities may be eligible to trade on another marketplace and the Company is exploring those alternatives.


                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: October 28, 2002                  By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary

                                                                Page 2 of 2